Putnam
Investment Grade
Municipal Trust II

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 20, 2000

REPORT FROM FUND MANAGEMENT

Richard P. Wyke

This year, investors have been reminded of a basic principle of investing: when the financial markets turn around, they move so fast that those who are not already positioned in the recovering sector are often too late to benefit. After the Nasdaq plunged in March, setting off a long string of declines in other equity markets, bonds were suddenly the place to be. The municipal bond market had begun to anticipate the beginning of a slowdown in the economy -- and delivering better performance to investors who had maintained their positions, including investors in Putnam Investment Grade Municipal Trust II.

Total return for 6 months ended 10/31/00

                 NAV            Market price
-----------------------------------------------------------------------
                7.13%              9.62%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 5.

* INVESTMENT GRADE SECTOR PERFORMED WELL

During the past six months, we have begun to see positive total returns as interest rates in the municipal market have fallen. The investment grade and AAA/Aaa-rated sectors of the municipal market have benefited the most. As a result, we witnessed a dramatic difference in yields between the highest-rated and lowest-rated municipal bonds (known as credit yield spread). As spreads have widened, your fund has benefited because its portfolio comprises over 95% investment-grade bonds, including 36.6% AAA/Aaa-rated bonds.

As investors have moved into the higher-quality municipal bonds, pushing up their prices, the prices of lower-rated bonds have lagged. This price drop created an unusual opportunity for us to invest in a greater number of lower-rated investment grade bonds (BBB/Baa) at undervalued prices, with the goal of increasing the fund's income level. However, it is important to note that we are continuing to look for well-known bonds, issues that have provided solid disclosure to potential investors. This strategy will be especially beneficial if yield spreads begin to narrow, as we believe they will. At this stage credit selection becomes extremely important and depends on the most meticulous research efforts on the part of Putnam's analytical team.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care            23.8%

Transportation         17.8%

Utilities              12.1%

Water and sewer         5.5%

Education               5.2%

Footnote reads:
*Based on net assets as of 10/31/00. Holdings will vary over time.


* EXPOSURE TO TRANSPORTATION SECTOR PAYS OFF

Your fund has a healthy exposure to the transportation sector, particularly the airline industry, which has had a fairly profitable year despite significant fuel cost increases. One of the fund's longtime holdings is American Airlines (Dallas-Fort Worth International Airport Facility), which, despite the high cost of oil, continues to post strong net profits based on unwavering passenger demand and high passenger capacity per flight.

Airports, like airlines, also are continuing to expand to meet higher carrier and passenger needs. Airlines are increasingly serving smaller regional airports like Providence, Rhode Island, and Manchester, New Hampshire, thereby adding to airport revenues. Bonds issued by a well-known airport in a larger city, Denver City & County Airport, have been upgraded this year by all three major rating agencies (Standard & Poor's, Moody's, and Fitch). The Denver airport's debt service coverage remains strong and passenger traffic continues to surpass record highs, which explains why these bonds continue to perform well within your fund's portfolio.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 36.6%

AA/Aa -- 6.8%

A -- 24.6%

BBB/Baa -- 27.4%

B and under -- 4.6%

Footnote reads:
*As a percentage of market value as of 10/31/00. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Revenue bonds issued to support toll roads continue to attract interest from investors. They offer relatively high yields, because of slightly higher risks from uncertainties surrounding construction and traffic flows. The E-470 Public Highway is one relatively new bond-financed toll road project in Colorado that we believe offers excellent performance potential. The project involves the extension of an existing toll road to loop around the eastern side of Denver. When complete, it will improve access to the Denver International Airport from the north. Issued by the Colorado Public Highway Authority, the bonds are rated BBB- by Standard & Poor's and Baa3 by Moody's. While this holding and others discussed in this report were viewed favorably as of October 31, 2000, all holdings are subject to review in accordance with the fund's investment strategy and may vary in the future.

* OUTLOOK FOR IMPROVING PERFORMANCE

The supply of municipal bonds has been notably light over the past several months, both in terms of new issues and within the secondary market. Because of the strong economy, state and local governments are flush with revenues and have little reason to issue new bonds. This light supply in the face of improved demand should help municipal bond performance in the months ahead.

Recent economic reports indicated that the U.S economy is still healthy, put growing more slowly than earlier in the year. The Fed did not raise interest rates in November and the odds are good it will move to a neutral bias if the equity markets remain volatile. Inflation seems to be tame, projected to be in the 3% to 4% range. As performance improves in the municipal bond market, the investments in your fund, especially the bonds at the lower end of the investment-grade spectrum, offer the opportunity for increased tax-exempt income and potential price appreciation.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/00, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust II is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/00

                                     Lehman Brothers
                            Market       Municipal    Consumer
                     NAV     price      Bond Index   price index
----------------------------------------------------------------
6 months            7.13%     9.62%        5.72%        1.52%
----------------------------------------------------------------
1 year              9.93      9.14         8.51         3.45
----------------------------------------------------------------
5 years            26.90     13.46        32.05        13.14
Annual average      4.88      2.56         5.72         2.50
----------------------------------------------------------------
Life of fund
(11/27/92)         59.88     29.36        62.60        22.46
Annual average      6.10      3.30         6.33         2.59
----------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

TOTAL RETURN FOR PERIODS ENDED 9/30/00(most recent calendar quarter)

                                   NAV        Market price
----------------------------------------------------------------
6 months                          4.92%         10.05%
----------------------------------------------------------------
1 year                            6.51          10.92
----------------------------------------------------------------
5 years                          27.46          18.99
Annual average                    4.97           3.54
----------------------------------------------------------------
Life of fund (11/27/92)          57.75          33.67
Annual average                    5.99           3.77
----------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/00

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                       6
-------------------------------------------------------------------------------
Income                                                    $0.394
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Capital gains1                                              --
-------------------------------------------------------------------------------
  Total                                                   $0.394
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Preferred shares                                  Series A       Series B
-------------------------------------------------------------------------------
                                                (630 shares)   (630 shares)
-------------------------------------------------------------------------------
Income                                           $1,185.20        $990.73
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Capital gains1                                       --             --
-------------------------------------------------------------------------------
  Total                                          $1,185.20        $990.73
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Share value (common shares)                         NAV        Market price
-------------------------------------------------------------------------------
4/30/00                                          $12.52           $10.563
-------------------------------------------------------------------------------
10/31/00                                          12.96            11.188
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Current return (common shares/end of period)
-------------------------------------------------------------------------------
Current dividend rate2                             5.93%            6.86%
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Taxable equivalent3                                9.82            11.36
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1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in the index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
October 31, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (98.5%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alaska (0.9%)
-------------------------------------------------------------------------------------------------------------------
     $    2,000,000 Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       Aa1        $    2,095,860

Arkansas (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 Baxter Cnty., Hosp. Rev. Bonds, Ser. B, 5 5/8s,
                    9/1/28                                                                Baa2            1,322,000

California (2.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 CA Hlth. Fac. Fin. Auth. IFB (Catholic Healthcare
                    West), AMBAC, 6.068s, 7/1/17                                          Aaa             4,837,500
          1,250,000 CA Statewide Cmntys. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,075,000
                                                                                                      -------------
                                                                                                          5,912,500

Colorado (9.2%)
-------------------------------------------------------------------------------------------------------------------
         34,000,000 CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
                    Ser. B, zero %, 9/1/35                                                Baa3            2,550,000
          2,500,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A3              2,503,125
                    Denver, City & Cnty. Arpt. Rev. Bonds
          3,675,000 Ser. A, 8 3/4s, 11/15/23                                              A2              3,872,274
          1,325,000 Ser. A, 8 3/4s, 11/15/23, Prerefunded                                 AAA             1,406,514
          2,285,000 Ser. A, 8 1/2s, 11/15/23                                              A2              2,333,533
            735,000 Ser. A, 8s, 11/15/25                                                  A2                755,051
          1,525,000 Ser. A, 8s, 11/15/25, Prerefunded                                     A2              1,557,147
          1,000,000 Ser. D, 7 3/4s, 11/15/13                                              A2              1,186,250
          5,250,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev.
                    Bonds (Newport Village), Ser. A-8, FSA,
                    7.1s, 1/1/30                                                          Aaa             5,624,063
                                                                                                      -------------
                                                                                                         21,787,957

Florida (9.4%)
-------------------------------------------------------------------------------------------------------------------
                    Broward Cnty., Resource Recvy. Rev. Bonds
          9,100,000 (SES Broward Cnty. LP South), 7.95s, 12/1/08                          A3              9,304,750
            990,000 (Waste-Energy LP North), 7.95s, 12/1/08                               A3              1,012,275
          3,000,000 Escambia Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19                      A3              2,501,250
          5,000,000 Lee Cnty., Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 8.269s, 3/26/20                           Aaa             5,275,000
          1,625,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Indian Cogeneration), Ser. A, 7 7/8s, 12/15/25                       Baa3            1,657,500
          2,500,000 Orange Cnty., Hlth. Facs. Auth. Rev. Bonds
                    (Regl. Hlth. Care Syst.), Ser. E, 6s, 10/1/26                         A2              2,471,875
                                                                                                      -------------
                                                                                                         22,222,650

Georgia (3.0%)
-------------------------------------------------------------------------------------------------------------------
          6,340,000 Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                    (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22 (SEG)                  Aaa             6,958,150

Hawaii (1.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 HI State Arpt. Syst. Rev. Bonds, FGIC, 7s, 7/1/10                     Aaa             4,141,480

Illinois (5.2%)
-------------------------------------------------------------------------------------------------------------------
          6,250,000 Central Lake Cnty., Joint Action Wtr. Agcy. G.O.
                    Bonds, 6s, 2/1/19                                                     Aa2             6,429,688
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines, Inc.)
          2,000,000 8.2s, 12/1/24                                                         Baa1            2,215,000
          2,250,000 Ser. A, 7 7/8s, 11/1/25                                               Baa1            2,322,518
          1,500,000 IL, Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                    Syst./Sunbelt Obligation), 5.65s, 11/15/24                            Baa1            1,271,250
                                                                                                      -------------
                                                                                                         12,238,456

Indiana (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Marion Cnty., Ind. Convention & Rectl. Fac. Auth.
                    Rev. Bonds (Excise Tax Rev. Lease Rental), Ser. A,
                    AMBAC, 7s, 6/1/21                                                     Aaa             2,064,400

Kansas (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,600,000 Burlington, Poll. Ctrl. Rev. Bonds (Kansas Gas &
                    Electric Co.), MBIA, 7s, 6/1/31                                       Aaa             2,686,294

Kentucky (4.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Jefferson Cnty., Cap. Corp. Rev. Bonds, MBIA,
                    5 1/2s, 6/1/28                                                        Aaa             1,982,500
          2,200,000 Jefferson Cnty., Hosp. Rev. Bonds, MBIA,
                    6.436s, 10/1/14                                                       Aaa             2,290,750
          4,000,000 Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                    (Delta Airlines), Ser. A, 7 1/2s, 2/1/12                              Baa3            4,145,000
          1,475,000 KY Econ. Dev. Fin. Auth. Hlth. System Rev. Bonds
                    (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28                    BBB             1,439,969
                                                                                                      -------------
                                                                                                          9,858,219

Louisiana (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Beauregard, Parish Rev. Bonds
                    (Boise Cascade Corp.), 7 3/4s, 6/1/21                                 Baa3            2,058,900

Massachusetts (7.4%)
-------------------------------------------------------------------------------------------------------------------
          1,850,000 MA State Dev. Fin. Agcy. Rev. Bonds
                    (Ma. Biomedical Research), Ser. C,
                    6 1/4s, 8/1/20                                                        A2              1,863,875
          2,750,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            2,340,938
                    MA State Hlth. & Edl. Fac. Auth. IFB
          2,000,000 (Beth Israel-Deaconess Hosp.), AMBAC,
                    8.676s, 10/1/31                                                       Aaa             2,131,400
          5,500,000 (Med. Ctr. of Central MA), Ser. B, AMBAC,
                    8.97s, 6/23/22                                                        Aaa             6,359,375
          3,000,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           Aaa             4,713,750
                                                                                                      -------------
                                                                                                         17,409,338

Michigan (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Detroit, Wtr. Supply Syst. IFB, FGIC, 8.106s, 7/1/22                  Aaa             2,120,000

Minnesota (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 MN State Hsg. Fin. Agy. Rev. Bonds
                    (Single Family Mtg.), 6.05s, 7/1/31                                   Aa1             1,005,000

Mississippi (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Mississippi Bus. Fin. Corp. Poll. Ctrl. Rev. Bonds
                    (Syst. Energy Res., Inc.), 5.9s, 5/1/22                               Ba1             1,380,000

Missouri (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 MO State Hlth. & Edl. Fac. Rev. Bonds
                    (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2                987,500

Nevada (4.1%)
-------------------------------------------------------------------------------------------------------------------
                    Clark Cnty., Indl. Dev. Rev. Bonds
          3,000,000 (Southwest Gas Corp.), Ser. B, 7 1/2s, 9/1/32                         Baa2            3,131,250
          3,000,000 (Southwest Gas Corp.), Ser. A, AMBAC,
                    6.1s, 12/1/38                                                         Aaa             3,071,250
          2,000,000 (NV Pwr. Co.), Ser. C, 5 1/2s, 10/1/30                                BBB-            1,720,000
          1,760,000 Clark Cnty., Dist. Impt. G.O. Bonds
                    (Special Assmt. Dist. No. 124), 7 1/4s, 2/1/20                        BBB-/P          1,812,800
                                                                                                      -------------
                                                                                                          9,735,300

New Jersey (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NJ Hlth. Care Facs. Fin. Auth. Rev. Bonds, AMBAC,
                    6 3/4s, 7/1/19                                                        Aaa             2,125,000

New York (11.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, 5 1/4s, 12/1/26                                               Baa1            1,860,000
                    NY City, G.O. Bonds
          2,000,000 Ser. B, 7 1/2s, 2/1/06                                                A2              2,100,000
          1,100,000 Ser. B, 7 1/2s, 2/1/06, Prerefunded                                   A2              1,156,375
          5,000,000 Ser. D, 5 1/4s, 8/1/21                                                A2              4,725,000
          6,250,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. C, 7 3/4s, 6/15/20                                               Aaa             6,474,625
          5,000,000 NY State Dorm. Auth. Rev. Bonds (State U. Edl.
                     Fac.), Ser. A, 5 7/8s, 5/15/17                                       A3              5,262,500
          5,000,000 NY State Energy Res. & Dev. Auth. Elec. Fac. Rev.
                    Bonds (Cons. Edison Co. of NY, Inc.), Ser. A,
                    7 1/2s, 1/1/26                                                        A1              5,049,550
          1,000,000 Port Auth. NY & NJ 144A FRB, Ser. N18,
                    8.75s, 12/1/17                                                        Aaa             1,112,500
                                                                                                      -------------
                                                                                                         27,740,550

North Carolina (2.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 NC Eastern Muni. Pwr. Agcy. Pwr. Syst. Rev.
                    Bonds (No. 1 Catawba Elec.), Ser. B,
                    6 1/2s, 1/1/20                                                        BBB+            3,078,750
          1,500,000 Ser. A, 5 3/4s, 1/1/26                                                Baa3            1,383,750
            500,000 Ser. B, 5.65s, 1/1/16                                                 BBB               476,250
                                                                                                      -------------
                                                                                                          4,938,750

North Dakota (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Grand Forks, Hlth. Care Syst. Rev. Bonds
                    (Altru Hlth. Syst. Oblig. Group), 7 1/8s, 8/15/24                     Baa1            1,524,375

Ohio (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa1            1,440,000

Oklahoma (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                    Healthcare), Ser. A, 5 5/8s, 8/15/29                                  Ba1             1,395,000

Pennsylvania (5.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Magee-Womens Hosp.), FGIC, 6s, 10/1/13                               Aaa             3,101,250
          2,000,000 Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Environmental Impt.), Ser. A, 6.7s, 12/1/20                          BBB-            2,040,000
            750,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners PJ), 6.65s, 5/1/10                             BBB-              768,750
          5,000,000 Dauphin Cnty., Auth. Hosp. Rev. Bonds
                    (Hapsco-Western PA Hosp.), Ser. A, MBIA,
                    6 1/2s, 7/1/12                                                        B2              5,243,750
          2,000,000 Delaware Cnty., Indl. Dev. Auth. Rev. Bonds,
                    Ser. A, 6.2s, 7/1/19                                                  B2              1,772,500
          2,700,000 PA State Higher Ed. Assistance Agcy. Rev. Bonds
                    (Student Loan IFB), Ser. A, 6 1/4s, 7/1/13
                    (acquired 5/1/96, cost 2,544,068.)
                    (In default) (NON) (RES)                                              D                 891,000
                                                                                                      -------------
                                                                                                         13,817,250

Puerto Rico (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 PR Comnwlth. Hwy. & Trans. Auth. Rev. Bonds,
                    Ser. B, 6s, 7/1/39                                                    Baa1            3,142,500

South Carolina (2.8%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Connector 2000 Association, Inc. SC Toll Road
                    Rev. Bonds (Southern Connector Project),
                    Ser. A, 5 1/4s, 1/1/23                                                BBB-              785,000
            400,000 SC State Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
                    Bonds (Palmetto Hlth. Alliance), Ser. A,
                    7 3/8s, 12/15/21                                                      Baa1              413,500
          5,000,000 Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                    (Bayerische Motoren Werke), 7.55s, 11/1/24                            A/P             5,400,000
                                                                                                      -------------
                                                                                                          6,598,500

Tennessee (6.3%)
-------------------------------------------------------------------------------------------------------------------
                    Johnson City, Hlth. & Edl. Facs. Rev. Bonds.
          3,300,000 (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           Baa2            3,316,500
          2,500,000 Ser. A2, MBIA, 8.2s, 7/1/21 (acquired 2/8/00,
                    cost 2,355,021) (RES)                                                 Aaa             2,637,500
          8,300,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                    Tenn. Wtr. & Swr. IFB, AMBAC, 7.557s, 1/1/22                          Aaa             8,881,000
                                                                                                      -------------
                                                                                                         14,835,000

Texas (5.5%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 Alliance, Arpt. Auth. Rev. Bonds (Federal Express
                    Corp.), 6 3/8s, 4/1/21                                                Baa2            1,702,125
                    Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines)
          1,250,000 7 1/2s, 11/1/25                                                       Baa1            1,275,000
          2,500,000 6 3/8s, 5/1/35                                                        Baa1            2,428,125
          3,000,000 Nueces Cnty., Port of Corpus Christi Rev. Bonds
                    (Union Pacific), 5.65s, 12/1/22                                       Baa3            2,670,000
          3,000,000 Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                    Rev. Bonds (Southwestern Elec. Pwr. Co.),
                    Ser. A, 8.2s, 8/1/11                                                  A2              3,140,578
                    Tomball, Hosp. Auth. Rev. Bonds
                    (Tomball Regl. Hosp.)
          1,100,000 6 1/8s, 7/1/23                                                        Baa2              947,375
          1,100,000 6s, 7/1/29                                                            Baa2              915,750
                                                                                                      -------------
                                                                                                         13,078,953

Utah (2.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 UT, State Board Regents Student Loan Rev. Bonds,
                    Ser. H, AMBAC, 6.7s, 11/1/15                                          Aaa             5,212,500

Virginia (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,800,000 Pocahontas Pkwy Assn. Toll Rd. Rev. Bonds, Ser. A,
                    5 1/2s, 8/15/28                                                       Baa3            1,485,000

Washington (2.6%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             6,247,500

West Virginia (1.3%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Mason Cnty., Poll. Ctrl. Rev. Bonds
                    (Appalachian Pwr. Co.), Ser. I, 6.85s, 6/1/22                         Baa1            3,101,250
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $236,658,256) (b)                                        $  232,666,132
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $236,174,340.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2000, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $236,658,256, resulting in gross unrealized appreciation and depreciation of $6,074,169 and $10,066,293, respectively, or net unrealized depreciation of $3,992,124.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2000, was $3,528,500 or 1.5% of net assets.

(SEG) A portion of this security was pledged and segregated to cover margin requirements for futures contracts at October 31, 2000.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2000.

      The fund had the following industry group concentrations greater than 10% at October 31, 2000. (as a percentage of net assets):

        Health care         23.8%
        Transportation      17.8
        Utilities           12.1

      The fund had the following insurance concentrations greater than 10% at October 31, 2000.
      (as a percentage of net assets):

        AMBAC 14.7%
        MBIA 12.5

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2000 (Unaudited)
                                     Aggregate Face   Expiration   Unrealized
                       Total Value        Value          Date     Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (long)           $11,847,938     $11,795,577      Dec-00       $52,361
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $236,658,256) (Note 1)                                        $232,666,132
-------------------------------------------------------------------------------------------
Cash                                                                                195,367
-------------------------------------------------------------------------------------------
Interest receivable                                                               4,739,771
-------------------------------------------------------------------------------------------
Total assets                                                                    237,601,270

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         40,906
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               854,782
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        425,862
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           37,412
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,895
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,940
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               52,133
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,426,930
-------------------------------------------------------------------------------------------
Net assets                                                                     $236,174,340

Represented by
-------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares, (1,260 shares
issued and outstanding at $50,000 per share) (Note 4)                          $ 63,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         185,817,939
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (1,189,688)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (7,514,148)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (3,939,763)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $236,174,340

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares                                    $  63,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                      122,461
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                        $  63,122,461
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $173,051,879
-------------------------------------------------------------------------------------------
Net asset value per common share ($173,051,879 divided by
13,357,092 shares)                                                                   $12.96
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2000 (Unaudited)
Tax exempt interest income:                                                    $  7,697,326
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    836,685
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       86,600
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     4,855
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,896
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                               98,389
-------------------------------------------------------------------------------------------
Other                                                                                63,909
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,093,334
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (30,272)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,063,062
-------------------------------------------------------------------------------------------
Net investment income                                                             6,634,264
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,137,232)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   1,878,346
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                 5,164,071
-------------------------------------------------------------------------------------------
Net gain on investments                                                           5,905,185
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $ 12,539,449
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       October 31         April 30
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                  $6,634,264      $13,153,286
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   741,114       (1,249,796)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               5,164,071      (17,250,810)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                             12,539,449       (5,347,320)

Distributions to remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (1,370,836)      (2,307,070)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$122,461 and $101,974, respectively)                                   11,168,613       (7,654,390)
--------------------------------------------------------------------------------------------------

Distributions to common shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (5,262,252)     (10,847,178)
--------------------------------------------------------------------------------------------------
From in excess of net investment income                                        --         (494,454)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 5,906,361      (18,996,022)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   230,267,979      249,264,001
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $1,189,688 and $1,190,864,
respectively)                                                        $236,174,340     $230,267,979
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period               13,357,092       13,357,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning
and end of period                                                           1,260            1,260
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            October 31
operating performance               (Unaudited)                        Year ended April 30
--------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
--------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                       $12.52       $13.94       $14.13       $13.70       $13.79       $13.94
--------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                    .50          .98         1.00         1.06         1.07         1.09
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .43        (1.37)        (.07)         .50         (.03)        (.10)
--------------------------------------------------------------------------------------------------------------
Total from investment operations         .93         (.39)         .93         1.56         1.04          .99
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net investment income
--------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.10)        (.18)        (.16)        (.17)        (.17)        (.18)
--------------------------------------------------------------------------------------------------------------
To common shareholders                  (.39)        (.82)        (.96)        (.96)        (.96)        (.96)
--------------------------------------------------------------------------------------------------------------
In excess of net investment income
--------------------------------------------------------------------------------------------------------------
To common shareholders                    --         (.03)          --           --           --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                     (.49)       (1.03)       (1.12)       (1.13)       (1.13)       (1.14)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $12.96       $12.52       $13.94       $14.13       $13.70       $13.79
--------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $11.188      $10.563      $15.250      $14.125      $14.250      $13.875
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Total return at market
value (common shares)(%)(a)             9.62*      (25.71)       15.08         5.63         9.86        16.62
--------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $236,174     $230,268     $249,264     $251,864     $246,028     $247,234
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)             .64*        1.29         1.23         1.26         1.26         1.24
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            3.08*        6.27         5.93         6.26         6.51         6.41
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            10.74*       17.71        17.07        25.71        45.48       160.28
--------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust II (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal securities that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2000, the fund had a capital loss carryover of approximately $7,823,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $2,203,000    April 30, 2004
     2,651,000    April 30, 2005
       243,000    April 30, 2006
        32,000    April 30, 2007
     2,694,000    April 30, 2008

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2000 was Series A 4.30% and Series B 4.30%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, original issue discount, stepped-coupon bonds and payment in kind bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of any amount thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 2000, fund expenses were reduced by $30,272 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $565 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $24,504,805 and $24,859,323, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A (630 shares) and B (630 shares) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2000, no such restrictions have been placed on the fund.


RESULTS OF OCTOBER 5, 2000 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 5, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                      Votes
                               Votes for             withheld

Jameson Adkins Baxter          9,973,257             108,271
Hans H. Estin                  9,963,229             118,299
Ronald J. Jackson              9,970,588             110,940
Paul L. Joskow                 9,970,107             111,421
Elizabeth T. Kennan            9,964,041             117,487
Lawrence J. Lasser             9,966,805             114,723
John H. Mullin III             9,972,850             108,678
George Putnam, III             9,966,579             114,949
A.J.C. Smith                   9,968,964             112,564
W. Thomas Stephens             9,973,150             108,378
W. Nicholas Thorndike          9,964,639             116,889

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows: 9,987734 votes for, and 23,312 votes against, with 70,482 abstentions and broker non-votes.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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